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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report (the "Report") of Powell Industries, Inc. (the "Company") on Form 10-Q for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Don
R. Madison, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date:    August 29, 2003                        /s/ DON R. MADISON
                                                -------------------------------
                                                Don R. Madison
                                                Vice President and Chief
                                                Financial Officer